UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): June 4, 2009

COVIDIEN LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-33259	98-0518045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Cherrywood Business Park

Block G, First Floor

Loughlinstown

Co. Dublin, Ireland

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 353 1 439-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Debt Arrangements

Amended and Restated Five-Year Senior Credit Agreement

On June 4, 2009, immediately following the Transaction Time (as defined in Item 8.01 of this Current Report on Form 8-K), Covidien International Finance S.A. (“CIFSA”), Covidien Ltd., Covidien plc and Citibank, N.A., as Administrative Agent, entered into an Amended and Restated Five-Year Senior Credit Agreement (the “Amended Credit Agreement”), in the form attached to Amendment No. 2 to the existing Five-Year Senior Credit Agreement, dated as of April 25, 2007 (the “Original Credit Agreement”), and filed as Exhibit 10.1 to Covidien Ltd.’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2009. The Amended Credit Facility amends and restates the Original Credit Agreement to give effect to the Transaction (as such term is defined in Item 8.01 of this Current Report on Form 8-K), to add Covidien plc as a Guarantor and to change the applicable margin from a fixed rate based on utilization to a margin based on CIFSA’s credit default swap rate (subject to a floor and a cap). There are no other material differences between the Original Credit Agreement and the Amended Credit Agreement.

The Amended Credit Agreement is filed herewith as Exhibit 10.5, and incorporated into this Item 1.01 by reference, and the foregoing summary of the Amended Credit Agreement is qualified in its entirety by reference to Exhibit 10.5.

Supplemental Indenture

On June 4, 2009, immediately following the Transaction Time, CIFSA, Covidien Ltd., Covidien plc and Deutsche Bank Trust Company Americas, as the Trustee, entered into the Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) to the Indenture, dated as of October 22, 2007, among CIFSA, Covidien Ltd. and Deutsche Bank Trust Company Americas as the Trustee (the “Indenture”), pursuant to which Covidien plc became a guarantor under the Indenture.

The Fifth Supplemental Indenture is filed herewith as Exhibit 4.1, and incorporated into this Item 1.01 by reference, and the foregoing summary of the Fifth Supplemental Indenture is qualified in its entirety by reference to Exhibit 4.1.

Indemnification Agreements

Upon the completion of the Transaction, Covidien Ltd. and Covidien plc entered into deeds of indemnification (the “indemnification agreements”) substantially in the form filed herewith as Exhibit 10.4 with each of the directors of Covidien plc and its Secretary that provide that Covidien Ltd. will indemnify the indemnitee against claims related to such indemnitee’s service to Covidien plc, and against claims related to such indemnitee’s service to Covidien Ltd. prior to the Transaction that are brought before the sixth anniversary of the Transaction Time, except (i) in respect of any claim as to which a final and non-appealable judgment is rendered against the indemnitee for an accounting of profits made from the purchase or sale by such indemnitee of securities of Covidien plc pursuant to the provisions of Section 16(b) of the Exchange Act or similar provision of any federal, state, or local laws; (ii) in respect of any claim as to which a court of competent jurisdiction has determined in a final and non-appealable judgment that indemnification is not permitted under applicable law; or (iii) in respect of any claim as to which the indemnitee is convicted of a crime constituting a felony under the laws of the jurisdiction where the criminal action was brought (or, where a jurisdiction does not classify any crime as a felony, a crime for which the indemnitee is sentenced to death or imprisonment for a term exceeding one year). The agreements provide that expense advancement is provided subject to an undertaking by the indemnitee to repay amounts advanced if it is ultimately determined that such person is not entitled to indemnification. The agreements further provide that prior to seeking an indemnification payment or expense advancement under the agreement, the indemnitee shall seek an indemnification payment or expense advancement under any applicable insurance policy and shall request that Covidien plc consider in its discretion whether to make such indemnification payment or expense advancement. The agreements provide that Covidien plc will consider whether to make such indemnification payment or expense advancement based on the facts and circumstances related to the request. In the event an indemnification payment or expense advancement is not received pursuant to an insurance policy, or from Covidien plc, within five business days of the later of the indemnitee’s request of the insurer and his or her request of Covidien plc, the indemnitee shall be entitled to receive such indemnification payment or expense advancement pursuant to the terms of the agreement. Any appropriate person or body consisting of a member or members of the board of directors of Covidien plc or any other person or body appointed by the board of directors of Covidien plc who is not a party to the particular proceeding with respect to which the indemnitee is seeking indemnification, or an independent counsel (if a change of control as defined in the agreement has occurred), may preclude an indemnification payment or expense advance under the agreement if such person or body determines that the indemnitee is not permitted to be indemnified under applicable law. The indemnitee seeking indemnification may challenge such determination. The agreements provide that in the event the indemnitee receives judgment in his or her favor or the claim against the indemnitee is otherwise disposed of in a manner that allows Covidien plc to indemnify such indemnitee under its articles of association as then in effect, Covidien plc will reimburse Covidien Ltd. for any related indemnification payments or expense advancements. Indemnification and advancement of expenses will not be made in connection with proceedings brought by the indemnitee against Covidien plc or any of its subsidiaries or any director or officer of Covidien plc or any of its subsidiaries, except in specified circumstances. A copy of the form of indemnification agreement is filed herewith as Exhibit 10.4 and incorporated into this Item 1.01 by reference, and the foregoing summary of the indemnification agreements is qualified in its entirety by reference to Exhibit 10.4.

Assumption of Employee Stock Plans and Awards

On June 4, 2009, Covidien plc entered into a Deed Poll of Assumption relating to Covidien Ltd. Employee Equity Plans (the “Deed Poll”), pursuant to which Covidien plc assumed, among other plans, the Covidien 2007 Stock and Incentive Plan (as amended and restated) (the “SIP”), including all awards issued thereunder, the Covidien Employee Stock Purchase Plan (as amended and restated) (the “ESPP”), and outstanding equity awards that were converted to Covidien Ltd. awards upon Covidien Ltd.’s separation from Tyco International Ltd. in June 2007 pursuant to the Separation and Distribution Agreement by and among Covidien Ltd., Tyco International Ltd., and Tyco Electronics Ltd. (the “Converted Equity Awards”). The Deed Poll provides that Covidien plc will undertake and discharge all of the rights and obligations previously discharged by Covidien Ltd. under the SIP, the ESPP and the Converted Equity Awards and exercise all of the powers previously exercised by Covidien Ltd. pursuant to the terms of the SIP and ESPP. All outstanding Covidien Ltd. equity awards issued before June 4, 2009 and all Converted Equity Awards remain subject to the same terms and conditions as in effect immediately prior to their assumption by Covidien plc, except that upon the vesting or exercise of those awards, Covidien plc ordinary shares shall be issuable in lieu of Covidien Ltd. common shares. Similarly, ordinary shares of Covidien plc, rather than common shares of Covidien Ltd., shall be issued, held available or used as appropriate to give effect to purchases made under the ESPP. A copy of the Deed Poll is filed herewith as Exhibit 10.3 and incorporated into this Item 1.01 by reference, and the foregoing summary of the Deed Poll is qualified in its entirety by reference to Exhibit 10.3.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01.	Changes in Control of Registrant.

The information in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employee Stock Plans and Awards

In connection with the Transaction, effective as of June 4, 2009, Covidien plc assumed the SIP, including all awards issued thereunder, and the ESPP. The SIP and the ESPP (together, the “Plans”) were amended by Covidien Ltd. prior to the Transaction to provide (1) that shares of Covidien plc will be issued, held available or used to measure benefits as appropriate under the Plans, in lieu of shares of Covidien Ltd., including upon exercise of any options or upon the vesting of restricted units and performance share units issued under those Plans; and (2) for the appropriate substitution of Covidien plc for Covidien Ltd. in those Plans. A copy of each Plan as so amended is filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated into this Item 5.02 by reference, and the foregoing summary of the amended Plans is qualified in its entirety by reference to Exhibits 10.1 and 10.2.

In connection with the Transaction, Covidien plc also assumed the Converted Equity Awards such that Covidien plc ordinary shares will be issued, held available or used as appropriate in lieu of Covidien Ltd. common shares in connection with the vesting or exercise of any such Converted Equity Awards.

Item 8.01.	Other Events.

On June 4, 2009, Covidien Ltd. received approval from the Supreme Court of Bermuda of a scheme of arrangement under Bermuda law (the “Scheme of Arrangement”) that effected a transaction (the “Transaction”) that resulted in the common shareholders of Covidien Ltd. becoming ordinary shareholders of Covidien plc and Covidien Ltd. becoming a wholly owned subsidiary of Covidien plc. The Scheme of Arrangement became effective upon the filing of the court order sanctioning the Scheme of Arrangement with the Bermuda Registrar of Companies on June 4, 2009.

At 7:30 p.m., Eastern Time, on June 4, 2009 (the “Transaction Time”), the following steps occurred effectively simultaneously:

1.	all previously outstanding whole common shares of Covidien Ltd. were cancelled (there were no fractional shares of Covidien Ltd. held of record at that time);

2.	Covidien Ltd. issued 100 common shares to Covidien plc (which constituted all of Covidien Ltd.’s issued common shares at such time);

3.	Covidien plc issued ordinary shares on a one-for-one basis to the holders of whole Covidien Ltd. common shares that were cancelled, resulting in the issuance of 502,019,511 ordinary shares in the aggregate; and

4.	all previously outstanding ordinary shares of Covidien plc, which prior to the Transaction Time were held by Covidien Ltd. and its nominees, were acquired by Covidien plc and cancelled for no consideration, in accordance with a resolution passed by Covidien Ltd. and such nominees.

Prior to the Transaction, the Covidien Ltd. common shares were listed on the New York Stock Exchange (the “NYSE”) under the symbol “COV” and registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In connection with the Transaction, Covidien Ltd. requested that the NYSE file with the SEC an application on Form 25 to strike the Covidien Ltd. common shares from listing on the NYSE and from registration under Section 12(b) of the Exchange Act. Covidien Ltd. expects to file a Form 15 with the SEC to terminate the registration of the Covidien Ltd. common shares under Section 12(g) of the Exchange Act and to suspend its duty under Section 15(d) of the Exchange Act to file reports required by Section 13(a) of the Exchange Act with respect to the Covidien Ltd. common shares.

The Covidien plc ordinary shares are deemed registered under Section 12(b) of the Exchange Act pursuant to Rule 12g-3(a) under the Exchange Act. The issuance of ordinary shares by Covidien plc in the Transaction was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), under Section 3(a)(10) of the Securities Act. The Covidien plc ordinary shares began trading on the NYSE under the symbol “COV,” the same symbol under which the Covidien Ltd. common shares previously traded, on June 5, 2009. In connection with the Transaction, Covidien Ltd. terminated the listing of its common shares on the Bermuda Stock Exchange, effective May 6, 2009.

Under Irish law, Covidien plc requires “distributable reserves” in its unconsolidated balance sheet prepared in accordance with the Irish Companies Acts 1963-2006 to enable it to make distributions (including the payment of cash dividends) to its shareholders, or to redeem or buy back shares. Immediately following implementation of the Transaction, the unconsolidated balance sheet of Covidien plc did not contain any distributable reserves. We are seeking to create distributable reserves, which requires the approval of the Irish High Court. Such approval is expected to be obtained within three to four weeks of the consummation of the Transaction.

On June 5, 2009, Covidien plc issued a press release announcing the completion of the Transaction. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit Number	Description
	4.1	Fifth Supplemental Indenture to the Indenture, dated as of October 22, 2007, among Covidien International Finance S.A., Covidien Ltd. and Deutsche Bank Trust Company Americas as Trustee, dated June 4, 2009 (Incorporated by reference to Exhibit 4.1 to Covidien plc’s Current Report on Form 8-K filed on June 5, 2009)

	10.1	Covidien 2007 Stock and Incentive Plan (as amended and restated) (Incorporated by reference to Exhibit 10.1 to Covidien plc’s Current Report on Form 8-K filed on June 5, 2009)

	10.2	Covidien Employee Stock Purchase Plan (as amended and restated) (Incorporated by reference to Exhibit 10.2 to Covidien plc’s Current Report on Form 8-K filed on June 5, 2009)

	10.3	Deed Poll of Assumption relating to Covidien Ltd. Employee Equity Plans, dated June 4, 2009 (Incorporated by reference to Exhibit 10.3 to Covidien plc’s Current Report on Form 8-K filed on June 5, 2009)

	10.4	Form of Deed of Indemnification for directors and Secretary of Covidien plc (Incorporated by reference to Exhibit 10.4 to Covidien plc’s Current Report on Form 8-K filed on June 5, 2009)

	10.5	Amended and Restated Five-Year Senior Credit Agreement among Covidien International Finance S.A., Covidien Ltd., Covidien plc, the lenders party thereto and Citibank, N.A., as administrative agent, dated as of June 4, 2009 (Incorporated by reference to Exhibit 10.5 to Covidien plc’s Current Report on Form 8-K filed on June 5, 2009)

	99.1	Press Release, dated June 5, 2009 (Incorporated by reference to Exhibit 99.1 to Covidien plc’s Current Report on Form 8-K filed on June 5, 2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN LTD.

By:	/s/ John W. Kapples
John W. Kapples
Vice President and Secretary

Date: June 5, 2009

EXHIBIT INDEX

Exhibit Number	Description
4.1	Fifth Supplemental Indenture to the Indenture, dated as of October 22, 2007, among Covidien International Finance S.A., Covidien Ltd. and Deutsche Bank Trust Company Americas as Trustee, dated June 4, 2009 (Incorporated by reference to Exhibit 4.1 to Covidien plc’s Current Report on Form 8-K filed on June 5, 2009)

10.1	Covidien 2007 Stock and Incentive Plan (as amended and restated) (Incorporated by reference to Exhibit 10.1 to Covidien plc’s Current Report on Form 8-K filed on June 5, 2009)

10.2	Covidien Employee Stock Purchase Plan (as amended and restated) (Incorporated by reference to Exhibit 10.2 to Covidien plc’s Current Report on Form 8-K filed June 5, 2009)

10.3	Deed Poll of Assumption relating to Covidien Ltd. Employee Equity Plans, dated June 4, 2009 (Incorporated by reference to Exhibit 10.3 to Covidien plc’s Current Report on Form 8-K filed on June 5, 2009)

10.4	Form of Deed of Indemnification for directors and Secretary of Covidien plc (Incorporated by reference to Exhibit 10.4 to Covidien plc’s Current Report on Form 8-K filed on June 5, 2009)

10.5	Amended and Restated Five-Year Senior Credit Agreement among Covidien International Finance S.A., Covidien Ltd., Covidien plc, the lenders party thereto and Citibank, N.A., as administrative agent, dated as of June 4, 2009 (Incorporated by reference to Exhibit 10.5 to Covidien plc’s Current Report on Form 8-K filed on June 5, 2009)

99.1	Press Release, dated June 5, 2009 (Incorporated by reference to Exhibit 99.1 to Covidien plc’s Current Report on Form 8-K filed on June 5, 2009)